                              FIRST AMENDMENT TO
                               CREDIT AGREEMENT
                               ----------------

     This First Amendment to Credit Agreement (this "Amendment") is dated as of August 11, 1998 and entered into by and among U.S. XPRESS ENTERPRISES, INC.(the "Borrower"), the BANKS listed on the signature pages hereof (the "Lenders"), WACHOVIA BANK, N.A., as Administrative Agent, NATIONSBANK, N.A., as Syndication Agent, BANKBOSTON, N.A.,as Documentation Agent, and SUNTRUST BANK, CHATTANOOGA, N.A., as Co-Agent.

                                 W I T N E S S E T H:
                                 -------------------

     WHEREAS, the parties hereto are parties to that certain Credit Agreement, dated as of January 15, 1998 (the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Lenders increase the Commitments under the Credit Agreement, modify the provisions of the Credit Agreement concerning acquisitions, and make certain other changes in the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Amendments.   The terms of the Credit Agreement are hereby
     ---------   -----------
amended as follows:

     (a)    Definitions.  Section 1.1 of the Credit Agreement is amended by
            -----------
deleting therefrom the definitions of "Commitment" and "Commitment Share" and adding thereto the following defined terms:

          "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the schedule below, and (ii) as to any Bank which enters into any Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.07 and 2.08, and "Commitment Share" means the percentage of the total Commitment set forth opposite the name of such Bank on the schedule below, as such percentage may be adjusted from time to time pursuant to Section 10.08(c):


Bank                                   Commitment        Commitment Share
----                                  ------------       -----------------

Wachovia Bank, N.A.                   $ 33,750,000                15%

SunTrust Bank,
Chattanooga, N.A.                     $ 30,937,500             13.75%

NationsBank, N.A.                     $ 30,937,500             13.75%

BankBoston, N.A.                      $ 30,937,500             13.75%

AmSouth Bank                          $ 26,000,000             11.56%

Bank of America National
Trust & Savings Association           $ 17,437,500              7.75%

Chase Bank of Texas, National
Association,
f/k/a Texas Commerce Bank
National Association                  $ 17,437,500              7.75%

ABN-Amro Bank, N.A.                   $ 17,437,500              7.75%

First American National Bank          $ 11,687,500              5.19%

First Tennessee Bank, N.A.            $  8,437,500              3.75%

TOTAL COMMITMENT                      $225,000,000               100%

     (b)  Representation and Warranty as to Year 2000 Compliance.  A new Section
          -------------------------------------------------------
5.19 is added to the Credit Agreement as follows:

          "Section 5.19.  Year 2000 Compliance.  The Borrower has (i) initiated
                          ---------------------
a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower or any of its Subsidiaries (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. The Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect."

     (c)  Limitation on Acquisitions.   Section 6.25(a) of the Credit Agreement
          ---------------------------
is deleted in its entirety and the following is substituted therefore:

          "(a) during calendar year 1998, the Borrower may acquire all of the outstanding capital stock of Victory Express, Inc. and of PST Vans, Inc., provided that the acquisition of the capital stock of PST Vans, Inc. is on the terms and conditions set forth in that certain Agreement and Plan of Merger dated as July 7, 1998, by and among PST Vans, Inc., U.S. Xpress Enterprises, Inc., and PST Acquisition Corp., and further provided that for any Fiscal Year thereafter the aggregate total consideration for all such acquisitions shall not exceed $75,000,000."

     (d)  Covenant as to Year 2000 Compliance.  A new Section 6.27 is added to
          ------------------------------------
the Credit Agreement as follows:

          "Section 6.27.  Year 2000 Compliance.  The Borrower will promptly
                          --------------------
notify the Agent in the event the Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect."

     Section 2.  Replacement of Revolving Loan Notes.  The Revolving Loan Note
     ---------   ------------------------------------
previously delivered by the Borrower to each Lender shall be replaced by the execution and delivery of an Amended Revolving Loan Note, in form and substance as set forth on Exhibit A-1 hereto, which Amended Note shall reflect the increased Commitment from each Lender to the Borrower.

     Section 3.  Conditions Precedent.  This First Amendment and the obligations
     ---------   ---------------------
of the Lenders evidenced hereunder shall not be effective until the Administrative Agent shall have received each of the following documents, each of which shall be satisfactory in form and substance to the Administrative
Agent:

          (a) The Amended Revolving Loan Notes complying with the terms of this Amendment, duly executed and delivered by the Borrower;

          (b) Certified copies of all necessary action taken by the Borrower to authorize the execution, delivery and performance of this Amendment and the Revolving Loan Notes;

          (c) Certificates of Incumbency and specimen signatures signed by the appropriate authenticating person with respect to each of the officers or other persons of the Borrower who are authorized to execute and deliver this Amendment and the Amended Revolving Loan Notes;

          (d) A Reaffirmation of Guaranty from each Subsidiary in substantially the form of Exhibit B-1 hereto;

          (e) A Certificate executed by the Chief Executive Officer or Chief Financial Officer of the Borrower stating that, to the best of his knowledge and based upon an examination sufficient to enable him to make an informed statement, (i) all of the representations and warranties made or deemed to be made under the Credit Agreement are materially true and correct as of the date of this First Amendment to Credit Agreement, and
     (ii) no Default or Event of Default exists;

          (f) A fully executed copy of the Agreement and Plan of Merger dated as July 7, 1998, by and among PST Vans, Inc., U.S. Xpress Enterprises, Inc., and PST Acquisition Corp., certified by the Chief Executive Officer of the Borrower as being in full force and effect; and

          (g) The opinion of Miller & Martin, counsel to the Borrower, addressed to the Lenders and the Agents and in form and substance satisfactory to the Administrative Agent.

          Section 4.  Reference to and Effect on the Credit Agreement and
          ---------   ---------------------------------------------------
the Other Loan Documents.
-------------------------

          (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

     Section 5.  Miscellaneous.
     ----------  --------------

          (a)  Section and Subsection Headings.   Section and Subsection
               --------------------------------
headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          (b)  Governing Law. This Amendment and the rights and obligations of
               --------------
the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Georgia.

          (c)  Counterparts; Effectiveness.  This Amendment may be executed in
               ----------------------------
any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and the Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization or delivery thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                 U.S. XPRESS ENTERPRISES, INC.


                                 By:
                                     --------------------------------------
                                 Title:


                                 WACHOVIA BANK, N.A.,
                                 as Lender and Administrative Agent


                                 By:
                                     --------------------------------------
                                 Title:

                                 By:
                                     --------------------------------------
                                 Title:


                                 NATIONSBANK, N.A.,
                                 as Lender and Syndication Agent


                                 By:
                                     --------------------------------------
                                 Title:

                                 BANKBOSTON, N.A.,
                                 as Lender and Documentation Agent


                                 By:
                                     --------------------------------------
                                 Title:

                                 By:
                                     --------------------------------------
                                 Title:


                                 SUNTRUST BANK, CHATTANOOGA, N.A.
                                 as Lender and Co-Agent

                                 By:
                                     --------------------------------------
                                 Title:


                                 AMSOUTH BANK

                                 By:
                                     --------------------------------------
                                 Title:


                                 CHASE BANK OF TEXAS, NATIONAL ASSOCIATION f/k/a Texas Commerce Bank National Association

                                 By:
                                     --------------------------------------
                                 Title:


                                 BANK OF AMERICA NATIONAL
                                 TRUST & SAVINGS ASSOCIATION

                                 By:
                                     --------------------------------------
                                 Title:

                                 ABN-AMRO BANK, N.A.

                                 By:
                                     --------------------------------------
                                 Title:


                                 FIRST AMERICAN NATIONAL BANK

                                 By:
                                     --------------------------------------
                                 Title:


                                 FIRST TENNESSEE BANK, N.A.

                                 By:
                                     --------------------------------------
                                 Title:



                   [Final signature page to First Amendment]